CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906
OF THE
SARBANES-OXLEY ACT OF 2002

I, ROBERT G. RODRIGUE, Chief Financial Officer of KIRKLAND LAKE GOLD INC. (the “Corporation”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)

the Annual Report on Form 20-F of the Corporation, for the fiscal year ended April 30, 2005, and to which this certification is attached as Exhibit 4 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By:	(signed) Robert G. Rodrigue

Name:	ROBERT G. RODRIGUE

Title:	Chief Financial Officer

Date:	June 30, 2006